UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 26, 2025 (September 23, 2025)

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NATIONAL HEALTHCARE CORPORATION
(Exact name of registrant as specified in its charter)

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Delaware	001-13489	52-2057472
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Vine Street
Murfreesboro, Tennessee	37130
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (615) 890-2020

Not Applicable
(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.1 par value	NHC	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company         ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 23, 2025, R. Michael Ussery, the Company’s President and Chief Operating Officer, notified the Company that he intends to retire from the Company effective December 31, 2025.  The decision of Mr. Ussery to retire did not involve any disagreement with the Company.

Mr. Ussery has been with the Company since 1980. During his tenure, he has served as Senior Vice President-Operations, Senior Vice President-Central Region, and as Regional Vice President. Mr. Ussery has also served as the Administrator in multiple of the Company’s facilities and was the Administrator of the Year in 1989. On January 1, 2009, Mr. Ussery was appointed as the Chief Operating Officer. He was appointed President on January 1, 2017, and has served as both President and Chief Operating Officer since that time and will continue to serve in those roles through his retirement.

Item 7.01	Regulation FD Disclosure

On September 26, 2025, NHC issued a press release announcing the officer retirement described in Item 5.02 above. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-k.

Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Number	Exhibit
99.1	Press Release Dated September 26, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:         September 26, 2025
NATIONAL HEALTHCARE CORPORATION

By:	/s/ Stephen F. Flatt
Name: Stephen F. Flatt Title: Chief Executive Officer